BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST
BlackRock California Insured Municipal Bond Fund
(each, a “Fund”)

SUPPLEMENT DATED JUNE 22, 2009
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Effective June 22, 2009, each Fund’s Prospectus is amended as set forth below.

The third paragraph in the section entitled “Dividends and Taxes” is replaced with the following:

The Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from California personal income taxes (i.e., “tax-exempt”). For purposes of the Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest of which are generally taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent that the dividends distributed by the Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Similarly, to the extent dividends distributed by the Fund are derived from interest on California municipal bonds, such dividends will be exempt from California personal income tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, the dividends derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from income tax in that state.

Code# 10329-0609-SUP2